Sector Rotation Fund

Ticker: NAVFX

Supplement dated June 12, 2026
to the Prospectus and Statement of Additional Information (“SAI”)
each dated February 1, 2026
This Supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus for the Fund.
Change in Distributor
The Board of Trustees of the Starboard Investment Trust approved a change in the Funds’ distributor from Capital Investment Group, Inc. to Paralel Distributors LLC.
Effective on or about June 15, 2026, all references to “Capital Investment Group, Inc.” should be replaced with “Paralel Distributors LLC.”
The first paragraph in the section of the Prospectus entitled “Management of the Fund – Distributor” is replaced in its entirety with the following:
Paralel Distributors LLC (“Distributor”), is the principal underwriter and distributor of the Shares and serves as the Fund’s exclusive agent for the distribution of the Shares.  The Distributor may sell the Shares to or through qualified securities dealers or others.
The first paragraph in the section of the SAI entitled “Management and Other Service Providers – Distributor” is replaced in its entirety with the following:
Distributor.  The Fund will conduct a continuous offering of their securities. Paralel Distributors LLC (“Distributor”), located at 1700 Broadway, Suite 2100, Denver, Colorado 80290, acts as the underwriter and distributor of Shares for the purpose of facilitating the registration of Shares under state securities laws and assisting in sales of Shares pursuant to a distribution agreement (“Distribution Agreement”) between the Trust, on behalf of the Fund, and the Distributor. In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states that the Fund shall from time to time identify to the Distributor as states in which the Fund wish to offer its Shares for sale, in order that state registrations may be maintained for the Fund.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority ("FINRA"). The Distributor is entitled to receive compensation for performing certain recordkeeping, communication, and other administrative services for the Fund. Such administrative services shall include, but are not limited to, the following: (i) maintaining records with respect to submissions to the FINRA, dealer discounts and brokerage fees and commissions, and selling agreements; (ii) maintaining an account with the National Securities Clearing Corporation’s Fund/SERV System for the purpose of processing account registrations, maintaining accounts, and communicating transaction data; (iii) preparing reports for the Board as shall be reasonably requested from time to time; and (iv) performing other services for the Trust as agreed to by the Distributor and the Trust from time to time.  The Distributor and Trust agree that the services described above are of an administrative nature and such services, as well as the fee provided in connection therewith, are not, nor are they intended to be, payment for marketing and/or distribution services related to, or the promotion of, the sale of the Shares.  The Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party and will terminate automatically in the event of its assignment.  The Distributor serves as exclusive agent for the distribution of the Shares.

The Distributor and its affiliate may receive compensation or reimbursement from the Advisor with respect to any services performed under the distribution agreement, as may be agreed upon by the parties from time to time.

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For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
Investors Should Retain This Supplement for Future Reference